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                                                                    EXHIBIT 10.8

                          COMMERCIAL LEASE AGREEMENT

      THIS COMMERCIAL LEASE AGREEMENT ("Lease"), dated February 21, 1996, for reference purposes only, is made and entered into by and between LAWRENCE S. BARELS ("LESSOR") and SOFTWARE.COM, INC., a California corporation ("LESSEE"), (sometimes, collectively the "PARTIES," or individually a "PARTY").

1.    BASIC LEASE PROVISIONS ("BASIC PROVISIONS")

      1.1 INTENTIONS OF THE PARTIES: Lessor is the owner of that certain real property described in Paragraph 1.2 below, which Lessee desires to lease from Lessor and which Lessor agrees to lease to Lessee pursuant to the terms of this Lease.

      1.2 PREMISES: That certain real property, including all improvements thereon, commonly known as 525 Anacapa Street, Santa Barbara, California, and more particularly described in attached Exhibit "A" ("PREMISES"). The Premises is improved with a first class, multi-use building ("BUILDING"), which the Parties agree has a total of Ten Thousand Nine Hundred and Fifty (10,950) square feet of space on two levels. (See Paragraph 2 for further provisions.)

      1.3 TERM: Three (3) years ("ORIGINAL TERM") commencing on March 1, 1996 ("COMMENCEMENT DATE"), and ending on February 28, 1999 ("EXPIRATION DATE"), unless terminated earlier pursuant to the provisions of this Lease. (See Paragraph 3 for further provisions.)

      1.4 EARLY TERMINATION: Lessee may elect to terminate this Lease after eighteen (18) months ("EARLY TERMINATION") provided notice is timely given ("EARLY TERMINATION NOTICE") and Lessee pays to Lessor the fee called for under this Lease ("EARLY TERMINATION FEE"). (See Paragraph 3.4 for further provisions.)

      1.5 BASE RENT: A flexible amount consisting of the combined total of the following two components: (i) Lessor's costs and expenses in relation to the ownership and operation of the Premises as set forth in this Lease, including Lessor's financing costs and expenses, and (ii) a Nine Percent (9%) return on Lessor's actual cash invested in acquiring and improving the Premises in accordance with the provisions of this Lease ("BASE RENT"). The Base Rent shall be payable on the first day of each month, commencing on March 1, 1996. Until the actual Base Rent is calculated, Lessee agrees to pay Thirteen Thousand One Hundred and Fifty Dollars ($13,150) per month ("ESTIMATED BASE RENT"). This Lease contains provisions for the Base Rent to be adjusted. (See Paragraph 4.2 for further provisions.)

      1.6 BASE RENT PAID UPON EXECUTION: To facilitate Lessor's acquisition of the Premises, Lessee has advanced Twenty Five Thousand Dollars ($25,000) into a purchase escrow at Chicago Title Company for the benefit of Lessor. Accordingly, Lessor agrees that Lessee shall be entitled to a credit against its Estimated Base Rent obligation of Thirteen Thousand One Hundred and Fifty Dollars ($13,150) per month for the period from March 1, 1996, until such credit is exhausted.

      1.7 SECURITY DEPOSIT: Thirteen Thousand One Hundred and Fifty Dollars ($13,150) ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

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     1.8  PERMITTED USE: The Premises shall be used for research and development, light manufacturing and general office purposes. (See Paragraph 6 for further provisions.)

     1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

     1.10 REAL ESTATE BROKERS: There are no real estate brokers, real estate licensees or others entitled to a brokerage commission or "finders' fee" involved in this transaction, and the Parties agree to indemnify and hold one another harmless should there be a claim for a brokerage commission or finders' fee arising from the actions of the other Party. (See Paragraph 15.)

     1.11 LESSEE IMPROVEMENTS. Lessor shall provide Lessee with an allowance pertaining to the construction of certain tenant improvements ("TENANT IMPROVEMENTS") in the Building for the use and benefit of Lessee. (See Paragraph
2.5 for further provisions.)

     1.12 OPTION TO EXTEND. Lessee shall have one (1) option ("OPTION") to extend the Original Term of this Lease for three (3) years. (See Paragraph 39 for further provisions.)

2.   PREMISES

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. The statement of square footage set forth in Paragraph 1.2 above, which was used in calculating the Estimated Base Rent, is an approximation which Lessor and Lessee agree is reasonable. The Base Rent shall be calculated in accordance with Paragraph 4.2 following completion of the Tenant Improvements when Lessor's total actual total cash investment in acquiring and improving the Premises is known.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing elevator, plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors in the Premises, shall be in good operating condition on the Commencement Date. If a noncompliance with said warranty exists as of the Commencement Date, Lessor shall promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such noncompliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a noncompliance with this warranty within ninety (90) days after the Commencement Date, correction of that noncompliance shall be the obligation of Lessee at Lessee's sole cost and expense.

          (a) IDENTIFIED CONSTRUCTION DEFECTS. Lessor has disclosed to Lessee that the Building suffers from certain, identified construction defects which allow water to penetrate interior spaces in the vicinity of the three (3) second floor balconies and the roof mounted heating, ventilation and air conditioning system. Lessor agrees to correct the identified defects concurrently with the construction of the Tenant Improvements. Lessor shall be responsible for all costs and expenses associated with such corrections, which costs and expenses shall be in addition to the Tenant Improvement cost and expense allowance.

     2.3 COMPLIANCE WITH BUILDING CODES. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable building codes, regulations and ordinances in effect on the Commencement Date as those codes, regulations and ordinances apply to the Building which was constructed in 1988. Said warranty does not apply to the use to which Lessee will put the Premises or

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to any Alterations or Utility Installations (as defined in Paragraph 7.3(a))
made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such noncompliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a noncompliance within six (6) months following the Commencement Date, correction of that noncompliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by Lessor to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

     2.5 CONSTRUCTION OF TENANT IMPROVEMENTS FOR THE BENEFIT OF LESSEE. Lessee has had architectural plans prepared by Tom Bollay, an architect and civil engineer selected by Lessee, pertaining to the Tenant Improvements desired by Lessee. Lessor has reviewed and approved the conceptual plans and budget for the Tenant Improvements and has agreed to permit construction of the same, for the use and benefit of Lessee, at Lessor's cost and expense not to exceed a total, actual cost of Four Hundred Thousand Dollars ($400,000). Lessor's financial responsibility for services rendered by Lessee's design professionals (architects, engineers and designers) relating to the Tenant Improvements shall be limited to Five Percent (5%) of the total, actual cost of the Tenant Improvements or Twenty Thousand Dollar ($20,000), whichever is less. This sum is to be included with the Four Hundred Thousand Dollars ($400,000) Tenant Improvement allowance amount. To the extent the total, actual costs and expenses associated with designing, engineering, permitting and constructing the Tenant Improvements are in excess of Four Hundred Thousand Dollars ($400,000), Lessee agrees to contribute all additional sums.

          (a) LESSEE'S SELECTION AND SUPERVISION OF GENERAL CONTRACTOR. Construction of the Tenant Improvements shall begin on or before the Commencement Date, and shall be undertaken by a licensed general contractor selected by Lessee and approved by Lessor, whose approval shall not be unreasonably withheld. Lessee's contractor shall maintain comprehensive general liability insurance in an amount of not less than One Million Dollars ($1,000,000) for each accident and Two Million Dollars ($2,000,000) aggregate which shall name Lessor as an additional insured and protect against any liability that the general contractor, it employees and/or subcontractors may incur on account of bodily injury, death, property damage or consequential damages. In addition, Lessee's general contractor shall maintain workers' compensation insurance in statutory form and employer's liability insurance covering the contractor's liability to the extent of not less than One Million Dollars ($1,0O0,000) for damages or injury on account of bodily injury or death. The Tenant Improvements shall be constructed in accordance with the approved plans and in compliance with applicable building codes, regulations and ordinances in effect on the Commencement Date.

          (b) OWNERSHIP OF TENANT IMPROVEMENTS. The Tenant Improvements, including all prefabricated or modular wall structures attached to the Building's fixed walls as depicted on the approved plans, shall belong to Lessor at all times during the term of this Lease and any renewal thereof. Lessee shall not be entitled to remove the Tenant Improvements or any portion thereof, including the prefabricated or modular wall structures attached to the Building's fixed walls, upon the Expiration Date or an earlier termination of this Lease.

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          (c) LESSOR'S PAYMENT OF INVOICES. Lessee shall submit monthly invoices to Lessor for payment of the Tenant Improvements as the work progresses. Lessor shall be entitled to request and receive supporting invoices and lien releases from any of the general contractor's subcontractors or suppliers that might have the right to assert a claim of mechanic's lien. Lessor shall make payment to Lessee for all duly invoiced work in accordance with this Paragraph 2.5, up to the Four Hundred Thousand Dollar ($400,000) allowance amount, within ten (10) days after receipt of the invoices.

          (d) LESSOR'S ACCEPTANCE OF THE COMPLETED WORK. Lessor shall inspect and accept the Tenant Improvements constructed by Lessee within ninety (90) days after the date of completion ("Completion Date" as evidenced by a duly executed and recorded notice of completion), and notify Lessee in writing of any defects or noncompliant conditions. If any defect or noncompliance exists with respect to the Tenant Improvements, Lessee shall, promptly after receipt of written notice from Lessor setting forth with specificity the nature and extent of such defect or noncompliance, rectify the same at Lessee's sole cost and expense.

3.   TERM.

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. Construction of the Tenant Improvements during the initial ninety (90) days of the Original Term shall not be deemed a delay in possession and Lessee shall be obligated to pay the Estimated Base Rent and all other rent or charges under this Lease during construction of the Tenant Improvements.

     3.4 EARLY TERMINATION. Lessee may elect to terminate this Lease, at any time during the Original Term or any renewal term, after expiration of the eighteenth (18th) full month of the Original Term. The then operative Lease Term shall terminate six (6) months after Lessee provides Lessor with a written Early Termination Notice. Additionally, Lessee's final monthly installment of Base Rent pursuant to this Lease shall include an Early Termination Fee equivalent to Two Thousand Six Hundred and Fifty Dollars ($2,650) multiplied by the number of months for which Base Rent would otherwise be payable by Lessee during the remaining balance of the then operative Lease Term.

4.   RENT.

     4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base

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Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

     4.2 ADJUSTMENTS IN BASE RENT. Lessee understands and agrees that the Base Rent under this Lease shall be determined by calculating the sum of the following: (i) Lessor's costs and expenses in relation to the ownership and operation of the Premises as set forth in this Lease, (ii) the actual payments (principal and interest) Lessor is obligated to pay on the promissory note and deed of trust assumed by Lessor upon its acquisition of the Premises ("LESSOR'S SECURED OBLIGATION"), and (iii) a Nine Percent (9%) return on Lessor's total actual cash invested in acquiring and improving the premises ("LESSOR'S CASH INVESTMENT"). The interest rate on Lessor's Secured Obligation is variable. On the Commencement Date it was 7.619% per annum. Lessor's Cash Investment is estimated at Six Hundred Thousand Dollars ($600,000). The Base Rent component comprising the return on Lessor's Cash Investment shall be calculated at the monthly rate of 72/100 of One Percent (.72%) per month, which is equivalent to Nine Percent (9%) per year compounded monthly. During the term of this Lease, to the extent the payments on Lessor's Secured Obligation change due to interest rate adjustments, the Base Rent shall be contemporaneously adjusted by a like amount following written notice by Lessor. Lessee also understands and agrees that Lessor's Secured Obligation may be refinanced during the term of this Lease and that Lessor may obtain new financing on the Premises. At such time, and at all times thereafter, the Base Rent under this Lease shall be adjusted at the times and by the amounts, if any, that the payments are adjusted under the new financing. Lessor agrees not to refinance the Premises for eighteen (18) months from the Commencement Date, and thereafter only at a commercially reasonable rate pursuant to a loan having a principal balance approximately equivalent to the remaining principal balance on Lessor's Secured Obligation (i.e. approximately One Million Dollars ($1,000,000). Additionally, should Lessor incur reasonable transaction costs and expenses associated with the one-time required refinancing of Lessor's Secured Obligation, the Base Rent shall be increased for the Lease Term by the amount equivalent to that amount necessary to amortize such costs and expenses over the balance of the Lease Term and provide Lessor with a Nine Percent (9%) per annum return on the principal amount.

     4.3 POTENTIAL APPRECIATION IN VALUE REBATE TO LESSEE. Lessee and Lessor acknowledge and agree that there may be a reduction in the principal balance on Lessor's Secured Obligation during the Original Term of the Lease and any renewal thereof. Because the Base Rent is adjusted to, in part, to cover all of Lessors payments under Lessor's Secured Obligation, which payments may result in a reduction of the principal balance, it is possible that the calculated return on Lessor's Cash Investment at the Expiration Date or earlier termination of this Lease could be in excess of Nine Percent (9%) if the Premises appreciates substantially in value. While acknowledging the substantial risk taken by Lessor that the Premises may depreciate in value, if the Lessor's total calculated return on Lessor's Cash Investment at the Expiration Date or earlier termination of this Lease is in excess of the Nine Percent (9%), the Parties agree that provided Lessee is not in Default or Breach of this Lease (as those terms are defined in Paragraphs 13.1), Lessee shall be entitled to a rebate of a portion of the rent paid during the Lease term. The maximum potential rebate due Lessee shall be Fifty Percent (50%) of the total amount by which Lessee's payments of Base Rent have caused the principal balance of Lessor's Secured Obligation to be reduced. If Lessee believes it is entitled to a rebate under this Paragraph 4.3, it shall within ten (10) days after vacating the Premises: (i) make a written request to Lessor, and (ii) deposit with Lessor the estimated cost to have an appraisal of the Premises prepared by an MAI appraiser. Lessor shall within ninety (90) days select and retain an appraiser and have the appraisal completed. Lessee shall be entitled to a rebate if the appraisal establishes that the fair market value of

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the Premises at the time of Lessee's vacation (after deducting anticipated costs of sale which are agreed as being six percent (6%) of the fair market value) is in excess of the sum total of: (i) Lessor's Secured Obligation on the Commencement Date ($979,494.70), and (ii) Lessor's Cash Investment
("APPRECIATION IN VALUE"). The amount of the rebate shall be Fifty Percent (50%) of the Appreciation in Value up to a maximum of Fifty Percent (50%) of the total amount by which Lessee's payments of Base Rent have caused the principal balance on Lessor's Secured Obligation to be reduced. Lessor shall be obligated to rebate any amount owing to Lessee under this Paragraph 4.3 within ninety (90) days after the appraisal is complete.

     4.4 LESSOR'S RESERVE ACCOUNT. Lessor shall be entitled to maintain a reserve account in an amount not in excess of Fifty Thousand Dollars ($50,000) ("RESERVE ACCOUNT") to be used for purposes of satisfying Lessor's repair and maintenance obligations with respect to the Premises. Provided the Reserve Account is maintained in a conservative, commercially reasonable interest-bearing account, Lessee agrees to pay Lessor annually, the difference between the actual interest earned on such funds and the amount which would have been earned had such funds earned interest at the rate of Nine Percent (9%) per annum. The Lessee's payment obligations under this Paragraph 4.4 shall commence on March 1, 1996, with the first payment being due on March 1, 1997, and continuing annually thereafter on each subsequent anniversary of this Lease during the Lease Term and any renewal thereof.

     4.5 LESSOR'S ANNUAL ADMINISTRATIVE FEE. In addition to the Base Rent and all other rent or charges due under this Lease, Lessee agrees to pay Lessor an annual administrative fee ("ANNUAL ADMINISTRATIVE FEE") to cover administrative, legal, accounting and other professional services relating to the Premises in the amount of Lessor's actual costs and expenses for such services or Three Thousand Dollars ($3,000) per year, whichever is less. Lessee's payment obligations under this Paragraph 4.5 shall commence on March 1, 1996, with the first payment being due on March 1, 1997, and continuing annually thereafter on each subsequent anniversary of this Lease during the Lease term and any renewal thereof.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

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6.   USE.

     6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee to modify the permitted purpose for which the Premises may be used or occupied, so long as the same will not impair the structural integrity of the Building, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the Building, and is otherwise permissible pursuant to this Paragraph 6.

     6.2  HAZARDOUS SUBSTANCES.

          (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation, or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering

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or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

          (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation, or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

     6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.   MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
     ALTERATIONS.

     7.1  LESSEE'S OBLIGATIONS.

          (a) Subject to the provisions of Paragraphs 2.2, 2.3 (Lessor's warranty as to compliance with building codes), 7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), and except as otherwise provided in this Lease, Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every nonstructural part thereof in good order, condition and repair, (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, elevators, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, interior walls, ceilings, windows, doors, plate glass, skylights and signs located in, on, about, or adjacent to the Premises. With respect to the Tenant Improvements which constitute modifications of the Premises, Lessee shall be fully responsible for all costs and expenses required to keep such improvements in good order, condition and repair. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises by or for Lessee. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

          (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, and (iii) elevator maintenance.

     7.2 LESSOR'S OBLIGATIONS. Lessor shall, at Lessor's sole cost and expense and at all times keep the foundation, exterior walls, floors and roof of the Premises in good order, condition and repair. Except for the items set forth above in this Paragraph 7.2 and the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to Compliance with building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

     7.3  UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

          (a) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" is used in this Lease to refers to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment and plumbing on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make nonstructural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof, any balconies or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed Twenty Five Thousand Dollars ($25,000).

          (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions or said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefore. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs Ten Thousand Dollars ($10,000) or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

          (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of nonresponsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. in addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

      7.4 OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

          (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

          (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

          (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   INSURANCE; INDEMNITY.

     8.1 PAYMENT FOR INSURANCE. Lessor is the Insuring Party under this [ILLEGIBLE] shall pay for all insurance required under this Paragraph 8 except to the extent [ILLEGIBLE] to liability insurance carried by Lessor in excess of $2,000,000 per occurrence. Pr [ILLEGIBLE] riods commencing prior to or extending beyond the Lease term shall be prorated to [ILLEGIBLE] ease term. Payment shall be made by Lessee to Lessor within ten (10) days following [ILLEGIBLE] invoice for any amount due.

     8.2  LIABILITY INSURANCE.

          (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an

"insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. Lessor may also elect to maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  PROPERTY INSURANCE--BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with less payable to Lessor and to the holders of any mortgages or deeds of trust on the Premises ("Lender(s)"), insuring against loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time; or the amount required by Lenders, but in no event more than the commercially reasonable. However, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the Los Angeles Urban Area. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1 (c).

          (b) RENTAL VALUE. Lessor shall, in addition, obtain and [ILLEGIBLE] the term of this Lease a policy or policies in the name of Lessor, with loss [ILLEGIBLE] ???(s), insuring the loss of the full rental and other charges payable by Lessee [ILLEGIBLE] or one (1) year (including all Real Estate Taxes, insurance costs, and any sch [ILLEGIBLE] aid insurance shall provide that in the event the Lease is terminated by the [ILLEGIBLE] the period of indemnity for such coverage shall be extended beyond t [ILLEGIBLE] of repairs or replacement of the Premises, to provide for one full year's los [ILLEGIBLE] e date of any such loss. Said insurance shall contain an agreed valuation ??? [ILLEGIBLE] ance clause and the amount of coverage shall be adjusted annually to refl [ILLEGIBLE] ental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

          (c) TENANT'S IMPROVEMENTS. Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements in Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B +, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

     8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its members and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than Fifty Percent (50%) of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts, or coverage limits involved.

          (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PARTIAL DAMAGE--INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is Ten Thousand Dollars ($10,000) or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 PARTIAL DAMAGE--UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

     9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event of damage described in Paragraph 9.2 (Partial Damage--Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either: (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

     9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  REAL PROPERTY TAXES.

     10.1 (A) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1 (b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

          (B) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1 (a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

     10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

     10.3 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph
10.1 (b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED.

          (a) Lessor's decision to acquire the Premises and the establishment of the Base Rent was premised upon Lessor's existing relationship with Lessee. The mutual intent of the Parties was to provide Lessee with operational space within which to conduct and expand Lessee's business. The Parties intend that Lessee shall occupy at least Fifty Percent (50%) of the space within the Premises at all times during the Lease Term and any renewal thereof. Accordingly, Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

          (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of fifty percent (50%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

          (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented in writing to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee established under generally accepted accounting principles consistently applied. Lessee shall provide to Lessor an unaudited balance sheet as of the date of the most recent quarter prior to the Commencement Date, at the time of the execution of this Lease.

          (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1 (c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty
(30) days written notice ("LESSOR'S NOTICE"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (ii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

          (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease.

          (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a nonrefundable deposit of $1,000 or ten percent (10%) of the current monthly Base Rent, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

          (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

            (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of: (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1 (b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1 (b), (iv) the subordination or non-subordination of this Lease per Paragraph 30, (v) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

            (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

            (e) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. (S)101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

            (f) The discovery by Lessor that any financial statement given to Lessor by Lessee was materially false.

            13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

            (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1 (b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1 (b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1 (b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

            (b) Continue the Lease and Lessee's right to possession in effect after Lessee's Breach and abandonment and recover the rent as it becomes due under California Civil Code Section 1951.4. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

            (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

            (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

      13.3 RECAPTURE IN EVENT OF BREACH. Lessor's agreement to fund the construction of the Tenant Improvements described in Paragraph 2.5 was conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, Lessor shall be entitled to recover from Lessee, the difference between the fair market value of the Premises at the time of the Breach, and the sum total of Lessor's actual costs and expenses associated with acquiring the Premises and constructing the Tenant Improvements. The fair market value of the Premises shall be determined by a real estate appraiser mutually selected by Lessor and Lessee.

      13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

      13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation,

Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. BROKER'S FEE. There have been no real estate brokers involved in the negotiation of this Lease. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16. LESSEE'S CONTINUING COOPERATION. If Lessor desires to finance, refinance, or sell the Premises, Lessee shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment, Lessee understands and agrees in advance that Lessor shall be entitled to transfer or assign all of Lessor's right, title and interest in this Lease to 525 ANACAPA, LLC, a California limited liability company, of which Lessor is the managing member. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of Twelve Percent (12%) per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective unless evidenced by a writing. Lessee represents and warrants to Lessor that it has made, and is relying solely upon, its own investigation as to the nature, quality, and character of the Premises and Building.

23. NOTICES.

    23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee.

    23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by California law. Any litigation between the Parties hereto concerning this Lease shall be initiated in Santa Barbara County.

30. SUBORDINATION; ATTORNMENT; NONDISTURBANCE.

    30.1 SUBORDINATION. This Lease and the Option granted hereby shall be subject and subordinate to any mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or the Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

    30.2 ATTORNMENT. Subject to the nondisturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

    30.3 NONDISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "nondisturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

    30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or nonsubordination, attornment and/or nondisturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations).

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS.

      (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

      (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. EXHIBITS AND ATTACHMENTS. All exhibits and attachments to this Lease shall be incorporated by reference as though set forth in full.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. OPTIONS.

      39.1 DEFINITION. As used in this Paragraph 39 the word "Option" means the right to extend the term of this Lease or to renew this Lease pursuant to Paragraph 1.12.

      39.2 OPTION PERSONAL TO ORIGINAL LESSEE. The Option granted to Lessee in this Lease is personal to the Lessee and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than Lessee. The Option herein granted to Lessee is not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and the Option may not be separated from this Lease in any manner, by reservation or otherwise.

      39.3 EXERCISE OF OPTION. Lessee's renewal Option must be exercised, if at all, by written notice from Lessee to Lessor no earlier than 365 days prior to and no later than 180 days prior to the expiration of the Original Term as set forth in Paragraph 1.3. The three year renewal term ("RENEWAL TERM") shall be on the same terms and conditions as the Original Term, including the Base Rent adjustment. If Lessee fails to exercise the Option in a timely manner as provided above, the Option shall be void.

      39.4 EFFECT OF DEFAULT ON OPTION.

            (a) Lessee shall have no right to exercise the Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

            (b) The period of time within which the Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise the Option because of the provisions of Paragraph 39.4(a).

            (c) All rights of Lessee under the provisions of the Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. GENERAL INTERPRETATION. The terms of this Lease have been negotiated by the Parties and the language used in this Lease shall be deemed to be the language chosen by the Parties to express their mutual intent. This Lease shall be construed without regard to any presumption or rule requiring construction against the Party causing the Lease or any portion of it to be drafted, or in favor of the Party receiving a particular benefit under the Lease. No rule of strict construction will be applied against any person.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rent to Lessor hereunder does not include the cost of any security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents, employees and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. Each individual executing this Lease represents and warrants that it has been duly and validly authorized, executed and delivered and that no other action is requisite to the execution and delivery of this Agreement by the executing Party.

45. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable nonmonetary modifications to this Lease as may be reasonably required by an institutional, insurance company, pension plan or private lender in connection with the obtaining of normal financing or refinancing of the Premises.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at: Santa Barbara, California    Executed at: Santa Barbara, California
on February 22, 1996                      on February 22, 1996
by LESSOR:                                by LESSEE:
LAWRENCE S. BARELS                        SOFTWARE.COM, INC., a California
                                          corporation


By: /s/ Lawrence S. Barels                By: /s/ R. Michael Crill
    ----------------------------------        ----------------------------------
        Lawrence S. Barels                        R. Michael Crill
                                          Title: Chief Financial Officer

Address for Notices:                      Address for Notices:
2407 Foothill Lane                        525 Anacapa Street
Santa Barbara, CA 93105                   Santa Barbara, CA 93101
Tel. No. (805) 966-9075                   Tel. No. (805) 882-2470
Fax No. (805) 965-6406                    Fax No. (805) 882-2743

CHICAGO TITLE                                96-012635         Rec Fee   35.00
                                                               AU2        2.00
RECORDING REQUESTED BY                                         Check     37.00
AND WHEN RECORDED MAIL TO:                   Recorded
                                          Official Records
525 ANACAPA, LLC                             County of
C/o Christopher A. Jacobs                  Santa Barbara
HATCH & PARENT                           Kenneth A. Pettit
21 East Carrillo Street                      Recorder
Santa Barbara, CA 93101                  12:00pm 29-Feb-96          PUBL MB 11

                                      THIS SPACE RESERVED FOR RECORDER ONLY
                                              [Gov. Code ss. 27361.6]
--------------------------------------------------------------------------------

                       ASSUMPTION AND ASSIGNMENT AGREEMENT

--------------------------------------------------------------------------------

            THIS ASSUMPTION AND ASSIGNMENT AGREEMENT ("Agreement"), dated February 21, 1996, for reference purposes only, is entered into by and between LAWRENCE S. BARELS, a married man, as his sole and separate property ("Assignor"), and 525 ANACAPA, LLC, a California limited liability company ("Assignee").

            A. Assignor is presently the owner of that certain real property commonly known as 525 Anacapa Street, Santa Barbara, California, which property is more particularly described in attached Exhibit A ("Property").

            B. Assignor's fee title interest in the Property is subject the encumbrance of a loan from SOUTHERN CALIFORNIA FEDERAL SAVINGS AND LOAN ASSOCIATION, a federally chartered savings and loan association ("SoCal"), to TAB ENTERPRISES, a California general partnership ("TAB"), evidenced by a promissory note ("Promissory Note") dated August 24, 1988, in the principal amount of One Million, and Fifty Thousand Dollars (S1,050,000), which Promissory
Note is secured by a deed of trust, assignment of rents, and fixture filing dated August 24, 1988, and recorded on August 26, 1988, as Instrument No. 88-053715 of the Official Records of Santa Barbara County, California (collectively, "Deed of Trust"). As of the date of this Agreement, the unpaid principal balance of the Promissory Note is Nine Hundred Seventy Nine Thousand Four Hundred and Ninety Four Dollars and Seventy Cents ($979,494.70).

            C. Assignor, as "Lessor," and' SOFTWARE. COM INC., a California corporation, as "Lessee," executed a Commercial Lease Agreement dated as of February 21, 1996 ("Lease"), pursuant to which Assignor leased to Lessee and Lessee leased from Assignor, the Property for a term of three (3) years, commencing on March 1, 1996, and ending on February 28, 1999, unless terminated earlier. The Lease contains one (1) option to extend the term for three (3) years. A Memorandum of the Lease is recorded concurrently herewith and is incorporated herein by this reference.

            D. Assignor desires to assign all of his right, title and interest in the Property and Lease to Assignee, and Assignee desires to accept the assignment of the Property and Lease from Assignor, and assume all of Assignor's obligations under the Promissory Note, Deed of Trust, related loan documents and Lease pursuant to the terms and conditions of this Agreement.

            NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee agree as follows:

            1. TRANSFER AND ASSIGNMENT. Assignor hereby transfers and assigns to
               -----------------------
Assignee all of Assignor's right, title and interest in the Property and Lease, and Assignee hereby accepts from Assignor all of Assignor's right, title and interest therein, subject to the terms and conditions set forth in this Agreement.

            2. ASSUMPTION OF LOAN OBLIGATIONS. Assignee assumes and agrees to
               ------------------------------
perform and fulfill at all times, the terms, covenants, conditions and obligations relating to the Promissory Note, Deed of Trust and related loan documents required to be performed and fulfilled by Assignor under that certain Assumption and Modification Agreement dated February 6, 1996 ("Assumption Agreement"), by and among TAB, as the "Original Borrower", Assignor, as the "Borrower", and SoCal as the "Lender", including the making of all payments due or to be payable to Lender on behalf of the Borrower under the terms of the Assumption Agreement, a memorandum of which is recorded concurrently herewith.

            3. ASSUMPTION OF LEASE OBLIGATIONS. Assignee hereby assumes and
               -------------------------------
agrees to perform and fulfill all the terms, covenants, conditions, and obligations required to be performed and fulfilled by Assignor as Lessor under the Lease, including the making of all payments due to or payable on behalf of Lessee under the Lease as they become due and payable.

            4. ASSIGNOR'S COVENANTS.
               --------------------

               (a) Assignor covenants, that to the best of Assignor's knowledge, there are no defaults under the Promissory Note and Deed of Trust, and that SoCal, without in any way releasing Assignor from any of its indebtedness, liabilities or obligations to SoCal, has consented to the transfers and assignments contemplated by this Agreement.

               (b) Assignor further covenants that the Memorandum of Lease recorded concurrently herewith is an accurate summary of the terms and conditions of the

Lease as currently in effect and that no other agreement affecting Lessee's tenancy under the Lease exists.

               (c) Assignor further covenants that the Lease is in full force and effect in accordance with its terms and conditions and that no defaults exist under the Lease, nor have any acts or events occurred which, with the passage of time or the giving of notice or both, could become defaults.

            5. ATTORNEYS' FEES. If any action at law or equity, including an
               ---------------
action for declaratory relief, is brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover actual attorneys' fees incurred in bringing such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of the action and shall be paid whether or not such action is prosecuted to judgment. The attorneys' fees to be awarded the prevailing party may be determined by the court in the same action or in a separate action brought for that purpose. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of actual attorneys' fees and costs incurred in enforcing such judgment. The award of attorneys' fees shall not be computed in accordance with any court schedule, but shall be made so as to fully reimburse the prevailing party for all attorneys' fees, paralegal fees, costs and expenses, it being the intention of the parties to fully compensate the prevailing party for all attorneys' fees, paralegal fees, costs and expenses paid or incurred in good faith. For purposes of this section, attorneys' fees shall include, without limitation, attorneys' fees, paralegal fees, costs and expenses incurred in relation to any of the following: post-judgment motions, contempt proceedings, garnishment, levy and debtor or third-party examinations, discovery, and bankruptcy litigation.

            6. INDEMNIFICATION. Assignee hereby agrees to indemnify Assignor
               ---------------
from and against any loss, cost or expense, including attorneys' fees and court costs, relating to any failure to fulfill Assignor's obligations under the Promissory Note, Deed of Trust, Assumption Agreement and/or related loan documents at all times after the date of this Agreement. Assignee hereby agrees to indemnify Assignor from and against any loss, cost, or expense, including attorneys' fees and court costs relating to the failure of Assignor to fulfill Assignor's obligations under the Lease at all times after the date of this Agreement. Assignee hereby indemnifies Assignor from and against any loss, cost, or expense, including attorneys' fees and court costs relating to the failure of Assignee to fulfill obligations under the Lease at all times after the date of this Agreement. The indemnification obligations of this Section 6 shall survive expiration of the Lease and/or reconveyance of the Deed of Trust.

            7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and
               ----------------------
inure to the benefit of the parties to this Agreement, their heirs, executors, administrators, successors in interest, and assigns.

            8.  GOVERNING LAW. This Agreement shall be governed by and construed
                -------------
in accordance with California law, with venue for any legal action being in Santa Barbara County, California.

            9.  CAPTIONS, HEADINGS AND EXHIBITS. The captions and headings of
                -------------------------------
this Agreement are for convenience only and have no force and effect in the interpretation or construction of this Agreement. All exhibits attached hereto are by this reference incorporated herein as though fully set forth in this Agreement.

            10. RECITALS. The recitals set forth at the beginning of this
                --------
Agreement of any matters or facts shall be conclusive proof of the truthfulness thereof and the terms and conditions set forth in the recitals, if any, shall be deemed a part of the Agreement.

            11. SIGNATURES - COUNTERPARTS. This Agreement may be executed in two
                -------------------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall not be effective until the execution and delivery between each of the parties of at least one set of counterparts. The parties authorize each other to detach and combine original signature pages and consolidate them into a single identical original. Any of such completely executed counterparts shall be sufficient proof of this instrument.

            12. ENTIRE AGREEMENT. In conjunction with the matters considered
                ----------------
herein, this Agreement contains the entire understanding and agreement of the parties and there have been no promises, representations, agreements, warranties or undertakings by any of the parties, either oral or written, of any character or nature hereafter binding except as set forth herein. This Agreement may be altered, amended or modified only by an instrument in writing, executed by the parties to this Agreement and by no other means. Each party waives their right to claim, contest or assert that this Agreement was modified, canceled, superseded or changed by any oral agreement, course of conduct, waiver or estoppel.

            13. DATE AND DELIVERY OF AGREEMENT. Notwithstanding anything to the
                ------------------------------
contrary contained in this Agreement, the parties intend that this Agreement shall be deemed effective, executed and delivered for all purposes under this Agreement, as of the date set forth below.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of February 23, 1996.

ASSIGNOR                                     ASSIGNEE

LAWRENCE S. BARELS                           525 ANACAPA, LLC, a California
                                             limited liability company

/s/ Lawrence S. Barels                       Lawrence S. Barels and/or Wendy L.
-----------------------------                Barels U/D/T Dated January 2, 1996
Lawrence S. Barels                           F/B/O/ the Barels Family Trust


                                             /s/ Lawrence S. Barels    Trustee
                                             -----------------------------------
                                             Lawrence S. Barels, Trustee


                                             /s/ Wendy L. Barels       Trustee
                                             -----------------------------------
                                             Wendy L. Barels, Trustee


                                             John and Patricia MacFarlane, as
                                             Joint Tenants with Right of
                                             Survivorship


                                             /s/ John MacFarlane
                                             -----------------------------------
                                             John MacFarlane


                                             /s/ Patricia MacFarlane
                                             -----------------------------------
                                             Patricia MacFarlane


                                             Dennis J. Cagan, Individually and
                                             on behalf of the Dennis J. Cagan
                                             IRA at City National Bank


                                             /s/ Dennis J. Cagan
                                             -----------------------------------
                                             By: Dennis J. Cagan


                                             National Financial Associates,
                                             Inc., a California limited
                                             partnership


                                             -----------------------------------
                                             By: Frank Perna, Jr.
                                             Its: President

     IN WITNESS WHEREOF, the parties have executed this Agreement as of February ____, 1996.

ASSIGNOR                                     ASSIGNEE

LAWRENCE S. BARELS                           525 ANACAPA, LLC, a California
                                             limited liability company

/s/ Lawrence S. Barels                       Lawrence S. Barels and/or Wendy L.
-----------------------------                Barels U/D/T Dated January 2, 1996
Lawrence S. Barels                           F/B/O/ the Barels Family Trust


                                             /s/ Lawrence S. Barels    Trustee
                                             -----------------------------------
                                             Lawrence S. Barels, Trustee


                                             /s/ Wendy L. Barels       Trustee
                                             -----------------------------------
                                             Wendy L. Barels, Trustee


                                             John and Patricia MacFarlane, as
                                             Joint Tenants with Right of
                                             Survivorship


                                             -----------------------------------
                                             John MacFarlane


                                             -----------------------------------
                                             Patricia MacFarlane


                                             Dennis J. Cagan, Individually and
                                             on behalf of the Dennis J. Cagan
                                             IRA at City National Bank


                                             -----------------------------------
                                             By: Dennis J. Cagan


                                             National Financial Associates,
                                             Inc., a California limited
                                             partnership


                                             /s/ Frank Perna, Jr.
                                             -----------------------------------
                                             By: Frank Perna, Jr.
                                             Its: President

                                  EXHIBIT "A"
                                  -----------

THE REAL PROPERTY REFERRED TO HEREIN IS ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE CITY OF SANTA BARBARA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

THAT PORTION OF BLOCK 229 IN THE CITY OF SANTA BARBARA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL SURVEY THEREOF, DESCRIBED AS
FOLLOWS:

PARCEL ONE:
----------

BEGINNING AT A POINT ON THE SOUTHWESTERLY LINE OF ANACAPA STREET, DISTANT THEREON 100 FEET SOUTHEASTERLY FROM THE MOST NORTHERLY CORNER OF SAID BLOCK; THENCE SOUTHWESTERLY AND AT RIGHT ANGLES TO SAID LINE OF ANACAPA STREET 106.5 FEET; THENCE AT RIGHT ANGLES SOUTHEASTERLY 50 FEET; THENCE AT RIGHT ANGLES NORTHEASTERLY 20 FEET; THENCE AT RIGHT ANGLES SOUTHEASTERLY 13 FEET; THENCE AT RIGHT ANGLES NORTHEASTERLY 86.5 FEET TO A POINT ON SAID SOUTHWESTERLY LINE OF ANACAPA STREET; THENCE AT RIGHT ANGLES NORTHWESTERLY ALONG SAID LAST MENTIONED STREET LINE 63 FEET TO THE POINT OF BEGINNING.

EXCEPT THAT PORTION GRANTED TO THE CITY OF SANTA BARBARA IN DEED RECORDED JULY 29, 1987 AS INSTRUMENT NO. 87-057275 OF OFFICIAL RECORDS.

PARCEL TWO:
----------

AN EASEMENT FOR ACCESS, LIGHT AND AIR PURPOSES, OVER A STRIP OF LAND 5 FEET IN WIDTH, IN THE CITY OF SANTA BARBARA, COUNTY OF SANTA BARBARA, STATE OF CALIFORNIA, LYING SOUTHWESTERLY OF AND MEASURED AT RIGHT ANGLES TO THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE SOUTHWESTERLY LINE OF ANACAPA STREET, DISTANT THEREON 100 FEET SOUTHEASTERLY FROM THE MOST NORTHERLY CORNER OF SAID BLOCK; THENCE SOUTHWESTERLY AT RIGHT ANGLES TO SAID LINE OF ANACAPA STREET 106.5 FEET TO THE TRUE POINT OF BEGINNING; THENCE AT RIGHT ANGLES SOUTHWESTERLY 50 FEET.

ASSESSOR'S PARCEL NO.: 037-173-45.